UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 8, 2005
                          ----------------------------
                        (Date of earliest event reported)


                          Hometown Auto Retailers, Inc.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                                000-24669                06-1501703
--------                                ---------                ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


1309 South Main Street, Waterbury, CT                               06706
----------------------------------------                           --------
(Address of principal executive offices)                          (Zip Code)

                                 (203) 756-1300
              (Registrant's telephone number, including area code)

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8  -- Other Events

      Item 8.01   Other Events.

            On July 8, 2005, Hometown issued a press release in which it announced its receipt of notice of the commencement of a lawsuit against Hometown and an indefinite delay in the mailing of the Information Statement to its stockholders. The press release is attached hereto as
      Exhibit 99.1 and is incorporated in its entirety herein by reference.

Section 9 - Financial Statements and Exhibits

      Item 9.01 - (c) Exhibits

            Number         Description
            ------         -----------
            99.1           Press Release dated July 8, 2005.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               HOMETOWN AUTO RETAILERS, INC.


Date:  July 8, 2005                            By:  /s/Corey Shaker
       -------------                           ---------------------------------
                                               Corey Shaker, President and Chief
                                               Executive Officer